WisdomTree Trust

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree 1-3 Year Laddered Treasury Fund (USSH)

WisdomTree 7-10 Year Laddered Treasury Fund (USIN)

(collectively, the “Funds”)

Supplement dated July 1, 2026 to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Funds, as supplemented

The information below supplements, and should be read in conjunction with, the Prospectus and SAI.

Effective immediately, Gregg Lee no longer serves as a Portfolio Manager of the Funds. Accordingly, all references to Gregg Lee in the Prospectus and SAI are hereby deleted. Marlene Walker-Smith, Bryan Steele, David Nieman, and William Newton continue to serve as Portfolio Managers of the Funds.

The change described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS - USDU CEW ELD USFR AGZD AGGY USSH USIN - 07.26